United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2018
Date of Report (Date of earliest event reported)

SAKER AVIATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Street, Pier 6 East River, New York, NY		10004
(Address of principal executive offices)		(Zip Code)

(212) 776-4046
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2018, Alvin S. Trenk informed the Board of Directors of Saker Aviation Services, Inc. (the “Company”) of his resignation from the position of Chief Executive Officer for the Company and as a member of its Board of Directors, effective immediately.

On the same date, the Company’s Board of Directors elected Samuel D. Goldstein to serve the balance of Mr. Trenk’s term and to stand for reelection at the Company’s upcoming annual meeting of stockholders. Mr. Goldstein, age 40, has served since 2014, and continues to serve, as Deputy Director of the Helicopter Tourism and Jobs Council (“HTJC”). During this time, HTJC successfully negotiated a settlement with the City of New York enabling the helicopter air tour industry to continue operations. During this time, Mr. Goldstein also served Kivvit Public Affairs (2017-2018) and prior (2008-2013), Mr. Goldstein was the director of government relations for Selfhelp Community Services, one of New York’s largest senior housing and social service organizations. The Board of Directors believes Mr. Goldstein’s industry exposure and outreach skills, showcased while at HTJC, make him a valuable addition to the Board of Directors.

Mr. Goldstein was not appointed pursuant to any arrangement or understanding with any person. Neither Mr. Goldstein nor any of his immediate family has been a party to any transaction with the Company, nor is any such transaction currently proposed, that would be reportable under Item 404(a) of Regulation S-K.

Item 8.01.	Other Events.

The Company intends to hold an annual meeting of stockholders on November 29, 2018. The Board of Directors nominated Marc Chodock, Samuel D. Goldstein, Roy P. Moskowitz, Ronald J. Ricciardi and William B. Wachtel to serve as members of its Board of Directors and recommended that its stockholders vote to elect each nominee as a director at the upcoming annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2018		saker aviation services, inc.

	By:	/s/ Ronald J. Ricciardi
Ronald J. Ricciardi
President